UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          JUNE 2, 2010 (JUNE 1, 2010)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              1-8696                                   36-2664428
              ------                                   ----------
      (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NO.)


                777 COMMERCE DRIVE, FAIRFIELD, CONNECTICUT 06825
                ------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 1, 2010, we signed a common stock purchase agreement with Crisnic Fund SA, a Costa Rican investment corporation, for the purchase of 2,000,000 shares of our common stock at 85% of the volume weighted average price of our common stock on the date the registration statement with respect to such shares is declared effective by the US Securities and Exchange Commission. Concurrently with entering into the common stock purchase agreement, we entered into a registration rights agreement with Crisnic Fund SA. Under the registration rights agreement, we agreed to file a registration statement related to the transaction with the U.S. Securities & Exchange Commission ("SEC") covering the shares that will be issued to Crisnic Fund SA under the common stock purchase agreement. On June 2, 2010 we amended the agreement to provide for earlier payment of proceeds to CTT.

In consideration for entering into the agreement, upon execution of the common stock purchase agreement we will issue to Crisnic Fund SA 75,000 shares of our common stock as a fee upon approval from the NYSE Amex Equities stock market. The common stock purchase agreement may be terminated by us at any time at our discretion without any cost to us. There are no negative covenants, restrictions on future fundings, penalties or liquidated damages in the agreement. The proceeds received by the Company under the common stock purchase agreement will be used to fund general corporate operations, including without limitation the marketing and sale of our pain management device.

The foregoing description of the common stock purchase agreement and the registration rights agreement are qualified in their entirety by reference to the full text of the common stock purchase agreement, amendment no. 1 to the common stock purchase agreement, and the registration rights agreement, copies of each of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and each of which is incorporated herein in its entirety by reference.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1 Common Stock Purchase Agreement, dated as of June 1, 2010, by and between the Company and Crisnic Fund SA.

10.2 Amendment No. 1 to Common Stock Purchase Agreement, dated as of June 2, 2010, by and between the Company and Crisnic Fund SA.

10.3 Registration Rights Agreement, dated as of June 1, 2010, by and between the Company and Crisnic Fund SA.

99.1 Press Release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: June 2, 2010           By: \s\ John B. Nano
                                  ----------------
                              John B. Nano
                              Chairman and Chief Executive Officer